UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 23, 2007

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive
Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 595-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) As previously reported, on May 23, 2007, Ruth Ann Marshall and Andrew J. Schindler were appointed to the Board of Directors. No committee assignments were made upon their appointment. On July 18, 2007, the Board of Directors appointed Ms. Marshall to the Human Resources and Nominating Committees and Mr. Schindler to the Audit and Nominating Committees of the Board of Directors. These appointments are effective as of September 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: July 19, 2007	By: /s/ Colleen Batcheler
Name: Colleen Batcheler
Title: Vice President, Chief Securities
Counsel and Corporate Secretary